EXHIBIT 10.1

AMENDMENT NO. 8 TO THE

PATENT AND TECHNOLOGY LICENSE AGREEMENT

This AMENDMENT NO. 8 (“AMENDMENT NO. 8”) to the ORIGINAL LICENSE (as defined below) effective this 4th day of April, 2008 (“AMENDMENT NO. 8 EFFECTIVE DATE”) is made by and between the BOARD OF REGENTS (“BOARD”) of THE UNIVERSITY OF TEXAS SYSTEM (an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701, on behalf of THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER, a component institution of SYSTEM), and ARONEX PHARMACEUTICALS, INC., a Delaware corporation having a principal place of business located at 3 Forbes Road, Lexington, Massachusetts 02421 (“LICENSEE”), a wholly-owned subsidiary of ANTIGENICS INC., a Delaware corporation. BOARD and LICENSEE may be referred to hereafter collectively as the “PARTIES.” Capitalized terms not defined herein shall have the meaning set forth in the ORIGINAL LICENSE.

RECITALS

A.	BOARD and LICENSEE are parties to that certain Exclusive License Agreement dated effective as of July 1, 1988 (such Exclusive License Agreement, as previously amended from time to time, the “ORIGINAL LICENSE”);

B.	BOARD and LICENSEE desire to amend the ORIGINAL AGREEMENT to, among other things, clarify AMENDMENT NO. 6 to the ORIGINAL LICENSE to correct a scrivener’s error and clarify the rights of the PARTIES with respect to the Licensed Subject Matter, “Submicron Liposome Suspensions Obtained from Preliposome Lyophilizates.”

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the PARTIES hereby agree to the following:

1.	The Parties acknowledge and agree that the subject matter of the patent rights relating to MDA 94-031 CON1, U.S. Application No. 09/122,427, entitled “Submicron Liposome Suspensions Obtained from Preliposome Lyophilizates” has and shall remain part of Schedule I, except as expressly set forth herein.

2.	The PARTIES further acknowledge and agree that, effective as of the AMENDMENT NO. 6 EFFECTIVE DATE, the specific patent right U.S. Patent No. 5,902,604 constituted RETURNED TECHNOLOGY and was removed from Schedule 1.

3.	The PARTIES further acknowledge and agree that, to the extent it was not already included in the definition of “RETURNED TECHNOLOGY” in AMENDMENT NO. 6, on January 16, 2007, LICENSEE returned to BOARD the specific patent right, EP 96918419.1 and all European applications claiming priority therefrom, and as of such date, such patent right constituted RETURNED TECHNOLOGY.

4.	For the avoidance of doubt, the PARTIES further acknowledge and agree that U.S. Patent Application No. 09/122,427, (MDA94-031 CON1), its foreign equivalents (excluding the specific European patent rights identified in Paragraph 3 of this AMENDMENT NO. 8, above), and any divisionals, continuations, reissues, reexaminations or extensions thereof, and all patents and/or patent applications, domestic or foreign (excluding the specific European patent rights identified in Paragraph 3 of this AMENDMENT NO. 8, above), which claim priority, directly or indirectly, to U.S. Patent Application No. 08/468,791, now U.S. Patent No. 5,902,604, including, but not limited to, the foreign applications/patents listed below, do not constitute RETURNED TECHNOLOGY and have and shall remain Board Patent Rights licensed to LICENSEE under the ORIGINAL LICENSE, and that the subject matter of these patent rights have and shall remain Licensed Subject Matter:

Our Ref. No.	Country	Serial/Application No.	Filed
8449-238-001	Canada	2,221,341	6/6/96

8449-238-007	Australia	61087/96	6/6/96

8449-238-012	Japan	9-502034	6/6/96

Notwithstanding the foregoing, the Parties further acknowledge and agree that all of the patents rights (including applications and issued patents) identified in this paragraph 4 are included within the definition of “Subject Patent” as defined in Section 11, page 6 to AMENDMENT NO. 6 and, effective as of the AMENDMENT NO. 6 EFFECTIVE DATE, all of the foregoing are included in the license granted by LICENSEE to BOARD in the Anthracycline Field as set forth in Section 11, page 6 of AMENDMENT NO. 6. For purposes of clarification, and not by way of limitation, U.S. Patent No. 5,902,604, is not within the definition of “Subject Patent,” but is and remains RETURNED TECHNOLOGY.

5.	The PARTIES acknowledge and agree that, except as set forth in this AMENDMENT NO. 8, the terms and conditions of the ORIGINAL LICENSE shall remain in full force and effect.

6.	This AMENDMENT NO. 8 may be executed by the PARTIES hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the PARTIES hereto.

IN WITNESS WHEREOF, the PARTIES hereto have caused their duly authorized representatives to execute this AMENDMENT NO. 8 as of the AMENDMENT NO. 8 EFFECTIVE DATE.

THE UNIVERSITY OF TEXAS		THE BOARD OF REGENTS OF
M. D. ANDERSON CANCER CENTER		UNIVERSITY OF TEXAS SYSTEM

By:	/s/ Leon Leach	By:	/s/ John Mendelsohn
	Leon Leach		John Mendelsohn, M.D.
	Executive Vice President		President
	M. D. Anderson Cancer Center		M. D. Anderson Cancer Center

Date: 4/3/08		Date: 4/4/08

APPROVED AS TO CONTENT:

By:	/s/ Christopher C. Capelli
Christopher C. Capelli, MD
VP, Technology Based Ventures
Office of Technology Commercialization
M. D. Anderson Cancer Center

Date: 10/16/07

ARONEX PHARMACEUTICALS, INC.:

By:	/s/ Deanna M. Petersen
Name:	Deanna M. Petersen
Title:	Vice President

Date: October 11, 2007